Exhibit 99.1

Pinnacle Financial Partners and Synovus to Combine to Create the Southeast Growth Champion

Builds Fastest-Growing, Highest-Return Regional Bank

Positioned to Remain Employer of Choice, with Industry-Leading Customer Service and Deep Roots in Local Communities

Complete Alignment on Strategy, Leadership, Brand and Operating Model to Continue Long Track Record of Profitable Growth

Compelling Financial Profile with 20+% EPS Accretion and Earnback Period of 2.6 Years

Companies to Host Joint Conference Call Today at 5:30 p.m. ET

Nashville, TN and Columbus, GA — July 24, 2025 — Pinnacle Financial Partners (Nasdaq/NGS: PNFP) and Synovus Financial Corp. (NYSE: SNV) today announced that they have entered into a definitive agreement to combine in an all-stock transaction valued at $8.6 billion based on the unaffected closing prices of the two companies as of July 21, 2025. This transaction creates the highest-performing regional bank focused on the fastest-growth markets in the Southeast.

The combined company, which will operate under the Pinnacle Financial Partners and Pinnacle Bank name and brand, will be led by a highly experienced team with a shared growth mindset. Kevin Blair, Chairman, Chief Executive Officer and President of Synovus, will serve as President and Chief Executive Officer of the combined company, and Terry Turner, President and Chief Executive Officer of Pinnacle, will serve as Chairman of the Board of Directors of the combined company.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, the shares of Synovus and Pinnacle shareholders will be converted into shares of a new Pinnacle parent company based on a fixed exchange ratio of 0.5237 Synovus shares per Pinnacle share. This exchange ratio represents a Synovus per share value of $61.18, a transaction value of $8.6 billion and an approximate 10% premium to Synovus on an unaffected basis.1 Following the close of the transaction, Synovus shareholders will own approximately 48.5% and Pinnacle shareholders will own approximately 51.5% of the combined company.

The transaction is expected to be approximately 21% accretive to Pinnacle’s estimated operating EPS in 2027,2 with a rapid tangible book value per share earnback period of 2.6 years. The transaction is expected to be tax-free to shareholders of both companies.

“Over the last 25 years, we have attracted extraordinary talent to a bank that closely partners with its clients, developing ‘raving fans’ and delivering industry-leading growth,” said Mr. Turner. “We are pleased to join forces with Synovus in a combination that prioritizes client experience and inspires associates. By combining Pinnacle’s operating model, which is anchored in a disciplined entrepreneurial spirit, with Synovus’ talented team and strong presence in attractive and fast-growing Southeastern markets, we will extend our legacy of building share in the most attractive markets nationally. I have tremendous admiration for Kevin and look forward to partnering with him and the rest of the Synovus team to bring our two banks together seamlessly.”

“We are two high-performing institutions with one powerful future,” said Mr. Blair. “Our belief in the success of this merger is grounded in a decade of strong results and proven execution from both companies, each delivering top-tier earnings and total shareholder returns. Building on a rich tradition of service and accelerating momentum, Synovus is well-positioned for growth. Together with Terry and the Pinnacle team, we are primed for continued outperformance, as we are not just combining forces – we are multiplying our impact.”

1 As of July 21, 2025, the last trading day prior to media reports regarding a potential transaction involving Synovus.
2 Includes fully phased-in cost savings and assumed LFI expenses.

To position the combined company for continued market share gains, growth and shareholder value creation following the transaction close and over the long term, Pinnacle and Synovus have already aligned on all key elements of the go-forward operating model, including Board mix, executive management, regional leadership teams, brand, headquarters, operating and recruiting models, compensation structure and community commitments. As a result, the companies are well-positioned to move swiftly on integration planning and, following the close, integration execution.

Compelling Strategic Rationale

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High-growth footprint anchored in two capitals of the South: This transaction creates the largest bank holding company in Georgia and the largest bank in Tennessee, with Pinnacle Financial Partners headquartered in Atlanta and Pinnacle Bank headquartered in Nashville. The combined company is positioned to win in the most attractive and high-growth markets in the U.S. These markets have a deposit-weighted projected household growth of 4.6% (2025-2030), which is the highest among peers and approximately 170% of the national average. Pinnacle and Synovus together have meaningful scale at the market level, including the top-5 position in 10 of our top-15 Southeastern metropolitan statistical areas, with significant room to grow and capture additional share.

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Great place to work, great place to bank: Synovus and Pinnacle rank #1 and #2, respectively, in Associate Satisfaction on Glassdoor among peers. They both have been consistently recognized as top workplaces, including by Forbes, Fortune and Great Place to Work,® as well as by local publications in the communities they serve. This culture of professional excellence delivers extraordinary client service, and both companies have long ranked among the top performers for customer satisfaction by J.D. Power and Coalition Greenwich. Collectively, Pinnacle and Synovus received a total of 45 Coalition Greenwich Best Bank Awards in 2025.

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Simple, highly aligned operating model: By aligning operating models within a geographic focus where local leaders are empowered to make decisions and associates are engaged at every level, as well as providing clients access to specialized expertise, the combined company is well-positioned to continue driving peer-leading loan and deposit growth, strong credit discipline and operating efficiency across its expanded footprint.

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Leadership team with significant large financial institution experience: Synovus’ management team has significant experience in leadership positions at larger financial institutions in critical areas, including enterprise risk, compliance, finance, technology and operations, favorably positioning the combined company to transition to a $100+ billion asset institution.

Leadership, Governance, Headquarters and Community Benefits

The combined company’s leadership will reflect the strengths and capabilities of both Pinnacle and Synovus. This proven team has more than 120 years of combined experience in the financial services industry and has successfully executed a number of significant transactions.

Following the close of the transaction:
•	Mr. Turner will become Chairman of the combined company’s Board of Directors;
•	Mr. Blair will serve as President and Chief Executive Officer of the combined company;
•	Jamie Gregory, Chief Financial Officer of Synovus, will serve as Chief Financial Officer of the combined company;
•	Rob McCabe, Chairman of Pinnacle, will become Vice Chairman and Chief Banking Officer of the combined company; and

•	The combined company’s Board mix will comprise 15 directors, eight of whom will be from the Pinnacle Board and seven of whom will be from the Synovus Board.

In addition, the following individuals will serve as regional leaders of their respective markets under Mr. McCabe:
•	Georgia: Charlie Clark, President of the Community Bank at Synovus;
•	Tennessee and Kentucky: Bryan Bean, Senior Lending Officer at Pinnacle;
•	Alabama: Chris Abele, Executive Director, Middle Market Banking at Synovus;
•	The Carolinas and Virginia: Rick Callicutt, Chairman of the Carolinas and Virginia at Pinnacle;
•	North and Central Florida: Scott Keith, Regional President at Pinnacle; and
•	South Florida: Mike Walker, Executive Director, Middle Market Banking at Synovus.

The combined company will operate with a sustained commitment to associates and local communities, including Columbus, Georgia, through philanthropic giving and other impactful initiatives. Its common stock will trade on the New York Stock Exchange under the ticker symbol PNFP.

Both Pinnacle and Synovus have strong track records of making significant positive impacts on their communities, and that commitment will be maintained with this transaction. In addition to retaining strong local presences across the Southeast, the combined company will continue its significant employment and philanthropic commitments in Columbus, Nashville, Atlanta and across the Southeast, as well as its strong community development initiatives focused on affordable housing, small business support and economic prosperity, among other worthwhile causes.

Timing and Approvals

The transaction is expected to close in the first quarter of 2026, subject to the receipt of required regulatory approvals, approval by Pinnacle and Synovus shareholders and the satisfaction of other customary closing conditions.

Conference Call and Additional Materials

Pinnacle and Synovus will host a joint conference call and webcast today at 5:30 p.m. ET to discuss the transaction. A live webcast of the conference call and associated presentation materials will be available on the investor relations section of each company’s website at https://investors.pnfp.com/ and https://investor.synovus.com/corporate-profile/default.aspx.

Advisors

Centerview Partners LLC is serving as lead financial advisor to Pinnacle and Sullivan & Cromwell LLP is serving as lead legal advisor, assisted by Bass, Berry & Sims, PLC. Piper Sandler & Co. also served as financial advisor to Pinnacle.

Morgan Stanley & Co. LLC is serving as lead financial advisor to Synovus and Wachtell, Lipton, Rosen & Katz is serving as legal advisor. Keefe, Bruyette & Woods, a Stifel Company, also served as financial advisor to Synovus.

About Pinnacle

Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution. The firm is the No. 1 bank in the Nashville-Murfreesboro-Franklin MSA, according to 2024 deposit data from the FDIC. Pinnacle is No. 9 on FORTUNE magazine’s 2025 list of 100 Best Companies to Work For® in the U.S., its ninth consecutive appearance and was recognized by American Banker as one of America’s Best Banks to Work For 12 years in a row and No. 1 among banks with more than $10 billion in assets in 2024.

The firm began operations in a single location in downtown Nashville, TN in October 2000 and has since grown to approximately $54.8 billion in assets as of June 30, 2025. As the second-largest bank holding company headquartered in Tennessee, Pinnacle operates in several primarily urban markets across the Southeast.

Additional information concerning Pinnacle, which is included in the Nasdaq Financial-100 Index, can be accessed at www.pnfp.com.

About Synovus

Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $61 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of June 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com.

Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction between Synovus Financial Corp. (“Synovus”) and Pinnacle Financial Partners, Inc. (“Pinnacle”), including future financial and operating results (including the anticipated impact of the proposed transaction on Synovus’ and Pinnacle’s respective earnings and tangible book value), statements related to the expected timing of the completion of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’, Pinnacle’s or combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus, Pinnacle or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus or Pinnacle and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Synovus’, Pinnacle’s or the combined company’s ability to control or predict. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Synovus’ business and to Pinnacle’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Pinnacle’s and Synovus’ respective businesses and operations will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the shareholders of Synovus or Pinnacle, (5) the amount of the costs, fees, expenses and charges related to the transaction, (6) the ability by each of Synovus and Pinnacle to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction, (7) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the proposed, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (9) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed transaction, (12) the possibility the combined company is subject to additional regulatory requirements as a result of the proposed transaction or expansion of the combined company’s business operations following the proposed transaction, (13) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Synovus, Pinnacle or the combined company and (14) general competitive, economic, political and market conditions and other factors that may affect future results of Synovus and Pinnacle including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; and capital management activities. Additional factors which could affect future results of Synovus and Pinnacle can be found in Synovus’ or Pinnacle’s filings with the Securities and Exchange Commission (the “SEC”), including in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and Synovus’ Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Forward-Looking Statements” and “Risk Factors,” and in Pinnacle’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Synovus and Pinnacle do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Important Information About the Merger and Where to Find It

Steel Newco Inc. (“Newco”) intends to file a registration statement on Form S-4 with the SEC to register the shares of Newco common stock that will be issued to Pinnacle shareholders and Synovus shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Synovus and Pinnacle that also constitutes a prospectus of Newco. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Synovus and Pinnacle in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Synovus, Pinnacle or Newco through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Synovus or Pinnacle at:

Synovus Financial Corp.	Pinnacle Financial Partners, Inc.
33 West 14th Street	21 Platform Way South
Columbus, GA 31901	Nashville, TN 37203
Attention: Investor Relations	Attention: Investor Relations
InvestorRelations@synovus.com (706) 641-6500	investor.relations@pnfp.com (615) 743-8219

Before making any voting or investment decision, investors and security holders of Synovus and Pinnacle are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

Participants in Solicitation

Synovus and Pinnacle and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Synovus’ shareholders and Pinnacle’s shareholders in respect of the proposed transaction under the rules of the SEC. Information regarding Synovus’ directors and executive officers is available in Synovus’ proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 12, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000057/syn-20250312.htm) (the “Synovus 2025 Proxy”), under the headings “Corporate Governance and Board Matters,” “Director Compensation,” “Proposal 1 Election of Directors,” “Executive Officers,” “Stock Ownership of Directors and Named Executive Officers,” “Executive Compensation,” “Compensation and Human Capital Committee Report,” “Summary Compensation Table,” and “Certain Relationships and Related Transactions,” and in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000018349/000001834925000049/syn-20241231.htm), and in other documents subsequently filed by Synovus with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Synovus’ securities by Synovus’ directors or executive officers from the amounts described in the Synovus 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Synovus 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding Pinnacle’s directors and executive officers is available in Pinnacle’s proxy statement for its 2025 annual meeting of shareholders, filed with the SEC on March 3, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000063/pnfp-20250303.htm) (the “Pinnacle 2025 Proxy”), under the headings “Environmental, Social and Corporate Governance,” “Proposal 1 Election of Directors,” “Information About Our Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Transactions,” and in Pinnacle’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 25, 2025 (and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1115055/000111505525000042/pnfp-20241231.htm), and in other documents subsequently filed by Pinnacle with the SEC, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Pinnacle’s securities by Pinnacle’s directors or executive officers from the amounts described in the Pinnacle 2025 Proxy have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Pinnacle 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Synovus Contacts

Investors
Jennifer H. Demba, CFA
Senior Director, Investor Relations
jenniferdemba@synovus.com

Media
Audria Belton
Director, External Communications
media@synovus.com

Pinnacle Contacts

Investors
Harold Carpenter
Chief Financial Officer
harold.carpenter@pnfp.com

Media
Joe Bass
Director of External Relations
joe.bass@pnfp.com

Tim Lynch / Aura Reinhard / Haley Salas
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449